EXHIBIT 99.2
DeGolyer and MacNaughton
5001 Spring Valley Road
Suite 800 East
Dallas, Texas 75244
February 1, 2010
Denbury Resources, Inc.
5100 Tennyson Parkway
Suite 1200
Plano, Texas 75024
Ladies and Gentlemen:
     We hereby consent to the use of the name DeGolyer and MacNaughton, to references to DeGolyer and MacNaughton, and to the reference to our “Appraisal Report as of December 31, 2009 on Certain Properties owned by Denbury Resources Inc. SEC Case”, and to the inclusion of information from this report in the Current Report on Form 8-K of Denbury Resources Inc. to be filed with the Securities and Exchange Commission on or about February 1, 2010.

Very truly yours,

DeGOLYER and MacNAUGHTON
Texas Registered Engineering Firm F-716